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                                                                      ADVANTUS
                                                               FAMILY OF FUNDS


                                                 ANNUAL REPORT TO SHAREHOLDERS
                                                         ADVANTUS HORIZON FUND


                                                            SEPTEMBER 30, 1995

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                           2

INVESTMENTS IN SECURITIES                    8

STATEMENT OF ASSETS AND LIABILITIES         11

STATEMENT OF OPERATIONS                     12

STATEMENT OF CHANGES IN NET ASSETS          13

NOTES TO FINANCIAL STATEMENTS               14

INDEPENDENT AUDITORS' REPORT                20

FEDERAL INCOME TAX INFORMATION              21

SHAREHOLDER SERVICES                        22

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[PHOTO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT
AND PORTFOLIO MANAGER
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund plans to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The stock market continued its winning ways in this year's third quarter, posting the third consecutive significant up quarter in a row. The S&P 500, a broad indicator of market performance, returned 8.0 percent for the quarter while posting an outstanding 29.7 percent return for the trailing 12 months.

The Horizon Fund, which focuses on medium to large capitalization companies with above average growth expectations, had a solid year. The Fund returned the following for each class of shares currently offered:

                                              SIX MONTHS          YEAR ENDED
                         4TH QUARTER        ENDING 9/30/95         9/30/95
                      -----------------  --------------------  ----------------
Class A*                     8.3  %              16.3  %             24.8  %
Class B*                     8.0  %              11.3  %             23.7  %
Class C (since
 3/1/95 inception)*          8.1  %              15.8  %             18.4  %

This performance compares favorably to the average Growth and Income Fund** which posted returns of 7.1 percent, 15.8 percent, and 23.1 percent for the same periods, respectively, according to the Lipper Analytical Services Inc.

PORTFOLIO RECAP

The broad strength in the market made it impossible to find a sector which did not experience positive returns. The magnitude of the overall markets' 30 percent return suggests equal strength across all sectors. In reality, the market's performance was fueled by a few select areas--technology, financials and consumer growth (health care, beverages, and tobacco). Many of these companies exhibit continuing high growth and/or improving growth trends. Companies in these sectors benefit from dropping interest rates and are capable of maintaining consistent growth in a slow growth economy.

The Horizon Fund benefited from many of the above trends by overweighting in technology and consumer growth, stocks. The Fund was negatively impacted by its underweight in financials. The financial area (particularly the banking group) is one we underweighted early, not expecting interest rates to fall as much as they did.

Investors in the Horizon Fund will also note the relatively low dividend yield on the portfolio. This is a direct result of our valuation disciplines which underweighted in those sectors historically paying a meaningful dividend.

                                                           ADVANTUS HORIZON FUND
                                                              SEPTEMBER 30, 1995

Over the past year this strategy has worked well as two of the highest yielding sectors (energy and electric/gas utilities) had some of the lowest performance.

Individual companies which performed admirably include technology oriented companies like Intel and Gartner Group, health care companies--Medtronic and Columbia/HCA, and consumer related issues--Lone Star Steakhouse and Tommy Hilfiger. Disappointing earnings from Sunbeam Corporation and Value Health held down the Fund's overall performance.

OUTLOOK

We remain upbeat about the market yet realistic enough to know that markets do not go up forever. After the significant run up in prices so far in 1995, it only seems realistic to expect the market to backoff somewhat in the near term. With the apparent slowing of the U.S. economy, it is our expectation that earnings disappointments will continue to rise thus introducing some risk into the market. We have been eliminating issues from the portfolio where we feel are vulnerability to earnings disappointments, and focusing on those companies with stable earnings growth.

If interest rates and inflation stay relatively low, today's economic slowdown will be mild and lead to improving comparisons and valuations for those companies which continue to have solid earnings growth. The Horizon Fund is well positioned to benefit from this scenario.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Class C has neither a front-end nor a contingent deferred charge charge. **Average return of 40 Growth and Income funds according to Lipper Analytical Services, Inc.

ADVANTUS HORIZON FUND
SEPTEMBER 30, 1995

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                  INVESTMENT IN ADVANTUS HORIZON FUND, S&P 500
                            AND CONSUMER PRICE INDEX

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL
         RETURN
One year                       18.5%
Five year                      14.4%
Ten year                       11.3%
                             Class A     S&P 500        CPI
10/31/85                      10,000      10,000     10,000
10/31/86                      10,191      13,324     10,157
10/31/87                      10,822      14,172     10,608
10/31/88                      12,041      16,285     11,060
10/31/89                      14,729      20,568     11,567
10/31/90                      13,872      19,026     12,295
10/31/91                      19,264      25,398     12,654
10/31/92                      21,249      27,924     13,060
10/31/93                      22,856      32,087     13,410
9/30/94                       23,183      32,550     13,816
9/30/95                       28,924      42,214     14,120

On the chart above you can see how the Advantus Horizon Fund Class A shares' total return compared to the Dividend Adjusted S&P 500 and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made in Advantus Horizon Fund Class A on October 31, 1985 through September 30, 1995.

                                                           ADVANTUS HORIZON FUND
                                                              SEPTEMBER 30, 1995

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL
         RETURN
One year                                   18.7%
Since inception (8/19/94)                  18.4%
                             Class B     S&P 500        CPI
8/19/94                       10,000      10,000     10,000
9/30/94                       10,129       9,951     10,067
9/30/95                       12,074      12,905     10,289

On the chart above you can see how the Advantus Horizon Fund Class B shares' total return compared to the Dividend Adjusted S&P 500 and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on inception date of the Advantus Horizon Fund Class B shares (August 19, 1994) through September 30, 1995.

ADVANTUS HORIZON FUND
SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total return
Since inception
(3/1/95)                                18.4%
                          Class C     S&P 500        CPI
3/1/95                     10,000      10,000     10,000
9/30/95                    11,844      12,169     10,146

On the chart above you can see how the Advantus Horizon Fund Class C shares' total return compared to the Dividend Adjusted S&P 500 and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on inception date of the Advantus Horizon Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses. Sales charges pay for your financial adviser's investment advice.

Historical results are not an indication of future performance.

                                                           ADVANTUS HORIZON FUND
                                                              SEPTEMBER 30, 1995

TEN LARGEST STOCK HOLDINGS

                                             MARKET      % OF STOCK
COMPANY                         SHARES       VALUE        PORTFOLIO
----------------------------  -----------  ----------  ---------------
Columbia/HCA Healthcare
  Corporation...............      30,381   $1,477,275          3.9%
Office Depot, Inc...........      40,782    1,228,557          3.3%
Home Depot Inc..............      29,700    1,184,288          3.1%
General Electric Company....      16,988    1,082,985          2.9%
First Financial
  Management................      11,000    1,073,874          2.9%
DSC Communications..........      17,300    1,025,024          2.7%
Gartner.....................      30,800    1,008,699          2.7%
Casey's General Stores,
  Inc.......................      44,200    1,000,025          2.7%
Computer Associates
  International.............      23,324      985,439          2.6%
Idexx Laboratories, Inc.....      26,400      983,400          2.6%
                                           ----------          ---
                                           $11,049,566        29.4%
                                           ----------          ---
                                           ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Advantus Horizon Fund, Inc.
Capital Goods                       6.40%
Consumer Goods and Services        53.10%
Credit Sensitive                   13.30%
Intermediate Goods and
Services                            8.30%
Technology                         16.10%
Cash and Other
Assets/Liabilities                  2.80%

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
COMMON STOCKS (97.2%)
  CAPITAL GOODS (6.4%)
    Machinery (6.4%)
    19,300     Elsag Bailey Process Automation (b)(c).................    $  629,663
    16,988     General Electric Company...............................     1,082,985
    13,400     Kaydon Corporation.....................................       395,300
     8,985     York International Corp................................       378,493
                                                                          ----------
                                                                           2,486,441
                                                                          ----------
  CONSUMER GOODS AND SERVICES (53.1%)
    Consumer Goods (24.0%)
     8,322     Colgate-Palmolive Company..............................       554,453
    30,381     Columbia/HCA Healthcare Corporation....................     1,477,275
    22,120     Fisher Scientific International Inc....................       716,135
    26,400     Idexx Laboratories Inc (b).............................       983,400
     7,000     Medtronic Inc..........................................       376,250
    11,941     Pepsico, Inc...........................................       608,991
    16,200     Pfizer Inc.............................................       864,675
    11,100     Procter & Gamble Company...............................       854,700
    43,800     Pyxis Corporation (b)..................................       848,625
    10,500     Teva Pharmaceutical Industries ADR (c).................       379,313
    17,400     United Health Care.....................................       850,425
    31,397     Value Health Incorporated (b)..........................       832,021
                                                                          ----------
                                                                           9,346,263
                                                                          ----------

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CONSUMER GOODS AND SERVICES--CONTINUED
    Consumer Services (10.4%)
    21,800     Carmike Cinemas Inc (b)................................    $  479,600
    19,347     CUC International Inc (b)..............................       674,727
    30,800     Gartner (b)............................................     1,008,699
    11,400     GTECH Holdings Corporation (b).........................       343,425
    16,000     International House of Pancakes (b)....................       420,000
    12,800     Lone Star Steakhouse & Saloon, Inc (b).................       524,800
    19,370     Manpower...............................................       561,730
                                                                          ----------
                                                                           4,012,981
                                                                          ----------
    Retail (14.8%)
    14,600     Barnes & Noble Inc (b).................................       558,450
    35,620     Borders Group Incorporated (b).........................       609,993
    33,000     BT Office Products International (b)...................       433,125
    44,200     Casey's General Stores Inc.............................     1,000,025
    29,700     Home Depot Inc.........................................     1,184,288
     8,200     Kohl's Inc (b).........................................       425,375
    40,782     Office Depot, Inc (b)..................................     1,228,557
    20,600     Orchard Supply Hardware (b)............................       298,700
                                                                          ----------
                                                                           5,738,513
                                                                          ----------
    Consumer Cyclicals (3.9%)
    12,295     Exide Corporation......................................       614,750

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CONSUMER GOODS AND SERVICES--CONTINUED
    27,100     Tommy Hilfiger Corporation (b).........................    $  880,750
                                                                          ----------
                                                                           1,495,500
                                                                          ----------
  CREDIT SENSITIVE (13.3%)
    Finance (10.6%)
     6,552     American International Group, Inc......................       556,920
     7,600     First Data Corp........................................       471,200
    11,000     First Financial Management.............................     1,073,874
     6,205     First Union Corporation................................       316,455
     9,000     MGIC Investment Corporation............................       515,250
    11,350     Norwest Corporation....................................       371,713
    45,200     Roosevelt Financial Group, Inc.........................       796,650
                                                                          ----------
                                                                           4,102,062
                                                                          ----------
    Utilities (2.7%)
    11,600     AT&T Corporation.......................................       762,700
     8,175     Florida Progress Corporation...........................       264,666
                                                                          ----------
                                                                           1,027,366
                                                                          ----------
  INTERMEDIATE GOODS AND SERVICES (8.3%)
    Energy (2.6%)
     4,450     Amoco Corporation......................................       285,356
     3,800     Mobil Corporation......................................       378,575
                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
     2,860     Royal Dutch Petroleum ADR (c)..........................    $  351,065
                                                                          ----------
                                                                           1,014,996
                                                                          ----------
    Materials (3.1%)
     9,530     Albany International Corp..............................       222,764
    12,000     Lubrizol Corporation...................................       391,500
    19,173     McWhorter Technology Inc (b)...........................       294,785
     7,240     Valspar Corporation....................................       276,930
                                                                          ----------
                                                                           1,185,979
                                                                          ----------
    Transportation (2.6%)
    28,700     American Freightways (b)...............................       430,500
     3,800     Fritz Companies (b)....................................       280,013
     3,940     Norfolk Southern Corporation...........................       294,515
                                                                          ----------
                                                                           1,005,028
                                                                          ----------
  TECHNOLOGY (16.1%)
    23,324     Computer Associates International......................       985,439
    19,100     Danka Business Systems PLC (c).........................       687,600
    17,300     DSC Communications (b).................................     1,025,024
    13,100     EMC Corporation (b)....................................       237,438
    13,200     Informix Corporation (b)...............................       429,000
    15,300     Integrated Device Technology, Inc (b)..................       382,500

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  TECHNOLOGY--CONTINUED
     6,300     Intel..................................................    $  378,788
    19,150     Oracle Corporation (b).................................       734,881
    12,700     Worldcom, Incorporated (b).............................       407,988
     3,200     Xerox Corporation......................................       430,000
                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  TECHNOLOGY--CONTINUED
    11,400     3 Com (b)..............................................    $  518,700
                                                                          ----------
                                                                           6,217,358
                                                                          ----------
  Total common stocks
  (cost: $25,233,341).................................................    37,632,487
                                                                          ----------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (3.2%)
$  200,000     U.S. Treasury Bill.....................................    5.55%-5.57%      10/12/95         199,630
 1,050,000     U.S. Treasury Bill.....................................    5.33%-5.48%      12/07/95       1,039,294
                                                                                                        -----------
               Total short-term securities (cost: $1,239,237)......................................       1,238,924
                                                                                                        -----------
               Total investments in securities (cost: $26,472,578)(d)..............................     $38,871,411
                                                                                                        -----------
                                                                                                        -----------

Notes to Investments in Securities
(a)  Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held 5.3% of net assets in foreign securities as of September 30,
     1995.
(d)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $26,473,722.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:
           Gross unrealized appreciation.......................................................................    $ 13,036,527
           Gross unrealized depreciation.......................................................................        (638,838)
                                                                                                                   ------------
           Net unrealized appreciation.........................................................................    $ 12,397,689
                                                                                                                   ------------
                                                                                                                   ------------

                                                           ADVANTUS HORIZON FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,472,578)................................  $ 38,871,411
Cash in bank on demand deposit..................................................       113,601
Receivable for Fund shares sold.................................................         1,661
Dividends receivable............................................................        23,624
                                                                                  ------------
    Total assets................................................................    39,010,297
                                                                                  ------------
                                         LIABILITIES
Payable for investment securities purchased.....................................       142,727
Payable for Fund shares repurchased.............................................        85,991
Payable to Adviser..............................................................        46,721
                                                                                  ------------
    Total liabilities...........................................................       275,439
                                                                                  ------------
Net assets applicable to outstanding capital stock..............................  $ 38,734,858
                                                                                  ------------
                                                                                  ------------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $     18,512
  Additional paid-in capital....................................................    23,992,248
  Accumulated net realized gains from investments...............................     2,325,265
  Unrealized appreciation of investments........................................    12,398,833
                                                                                  ------------
    Total--representing net assets applicable to outstanding capital stock......  $ 38,734,858
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class A Shares.............................  $ 36,039,924
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class B Shares.............................  $  2,592,256
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class C Shares.............................  $    102,678
                                                                                  ------------
                                                                                  ------------
Shares outstanding and net asset value per share
  Class A--Shares outstanding 1,721,318.........................................  $      20.94
                                                                                  ------------
                                                                                  ------------
  Class B--Shares outstanding 124,967...........................................  $      20.74
                                                                                  ------------
                                                                                  ------------
  Class C--Shares outstanding 4,949.............................................  $      20.75
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest......................................................................  $   134,983
  Dividends.....................................................................      298,862
                                                                                  -----------
    Total investment income.....................................................      433,845
                                                                                  -----------
Expenses (note 4):
  Investment advisory fee.......................................................      276,972
  Distribution fees--Class A....................................................      100,294
  Distribution fees--Class B....................................................       11,637
  Distribution fees--Class C....................................................          270
  Administrative services fee...................................................       38,600
  Custodian fees................................................................        7,535
  Auditing and accounting services..............................................       19,000
  Legal fees....................................................................        5,972
  Directors' fees...............................................................          770
  Registration fees.............................................................       40,126
  Printing and shareholder reports..............................................       28,452
  Insurance.....................................................................        5,900
  Other.........................................................................       17,022
                                                                                  -----------
    Total expenses..............................................................      552,550
  Less fees and expenses waived or absorbed:
    Class A distribution fees...................................................      (50,147)
    Other fund expenses.........................................................       (2,814)
                                                                                  -----------
    Total fees and expenses waived or absorbed..................................      (52,961)
                                                                                  -----------
    Total net expenses..........................................................      499,589
                                                                                  -----------
    Investment loss--net........................................................      (65,744)
                                                                                  -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)....................................    2,609,672
  Net change in unrealized appreciation or depreciation on investments..........    5,347,200
                                                                                  -----------
    Net gains on investments....................................................    7,956,872
                                                                                  -----------
Net increase in net assets resulting from operations............................  $ 7,891,128
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                              PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                            1995           1994
                                                                        ------------   ------------
Operations:
  Investment loss--net................................................  $    (65,744)  $     (3,911)
  Net realized gains on investments...................................     2,609,672        736,521
  Net change in unrealized appreciation or depreciation of
   investments........................................................     5,347,200       (290,620)
                                                                        ------------   ------------
    Increase in net assets resulting from operations..................     7,891,128        441,990
                                                                        ------------   ------------
Distributions to shareholders from net realized gains on investments:
    Class A...........................................................      (981,881)      (940,050)
    Class B...........................................................       (16,148)       --
                                                                        ------------   ------------
    Total distributions...............................................      (998,029)      (940,050)
                                                                        ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................................     3,817,143      4,972,723
    Class B...........................................................     2,211,285         96,045
    Class C...........................................................        96,617        --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................       973,291        917,268
    Class B...........................................................        16,148        --
  Payments for redemption of shares:
    Class A...........................................................    (6,723,485)    (4,018,515)
    Class B...........................................................       (32,497)           (10)
    Class C...........................................................        (1,043)       --
                                                                        ------------   ------------
    Increase in net assets from capital share transactions............       357,459      1,967,511
                                                                        ------------   ------------
    Total increase in net assets......................................     7,250,558      1,469,451
Net assets at beginning of period.....................................    31,484,300     30,014,849
                                                                        ------------   ------------
Net assets at end of period...........................................  $ 38,734,858   $ 31,484,300
                                                                        ------------   ------------
                                                                        ------------   ------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Horizon Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Investors Fund I, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $65,744.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $15,322,690 and $15,105,744, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC

Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .15 percent. MIMLIC Sales waived Class A distribution fees in the amount of $50,147 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,450 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $2,814 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $125,141.

    As of September 30, 1995, Minnesota Mutual Life and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES    PERCENTAGE OWNED
                                                                              ------------------  -------------------
Class A.....................................................................         535,417               31.1%
Class B.....................................................................           3,025                2.4%
Class C.....................................................................             569               11.5%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,588.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                                        CLASS A                CLASS B           CLASS C
                                                                 ----------------------  --------------------  -----------
                                                                    1995        1994       1995       1994        1995
                                                                 ----------  ----------  ---------  ---------  -----------
Sold...........................................................     209,657     290,469    119,911      5,594       5,001
Issued for reinvested distributions............................      59,591      53,235      1,084     --          --
Redeemed.......................................................    (358,505)   (234,962)    (1,621)        (1)        (52)
                                                                 ----------  ----------  ---------  ---------       -----
                                                                    (89,257)    108,742    119,374      5,593       4,949
                                                                 ----------  ----------  ---------  ---------       -----
                                                                 ----------  ----------  ---------  ---------       -----

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                         CLASS A
                                ---------------------------------------------------------
                                              PERIOD FROM
                                              NOVEMBER 1,
                                YEAR ENDED      1993 TO          YEAR ENDED OCTOBER 31,
                                 SEPTEMBER     SEPTEMBER        -------------------------
                                 30, 1995      30, 1994          1993      1992     1991
                                -----------   -----------       -------   ------   ------
Net asset value, beginning of
  period......................    $ 17.34       $ 17.64         $ 16.73   $15.65   $11.41
                                -----------   -----------       -------   ------   ------
Income from investment
  operations:
  Net investment income
   (loss).....................       (.03)           --             .05      .10      .17
  Net gains or losses on
   securities (both realized
   and unrealized)............       4.17           .25            1.20     1.47     4.25
                                -----------   -----------       -------   ------   ------
    Total from investment
     operations...............       4.14           .25            1.25     1.57     4.42
                                -----------   -----------       -------   ------   ------
Less distributions:
  Dividends from net
   investment income..........         --            --            (.05)    (.12)    (.18)
  Distributions from capital
   gains......................       (.54)         (.55)           (.29)    (.37)      --
                                -----------   -----------       -------   ------   ------
    Total distributions.......       (.54)         (.55)           (.34)    (.49)    (.18)
                                -----------   -----------       -------   ------   ------
Net asset value, end of
  period......................    $ 20.94       $ 17.34         $ 17.64   $16.73   $15.65
                                -----------   -----------       -------   ------   ------
                                -----------   -----------       -------   ------   ------
Total return (b)..............      24.8%          1.4%(c)         7.6%    10.3%    38.9%
Net assets, end of period (in
  thousands)..................    $36,040       $31,387         $30,015   $24,919  $17,608
Ratio of expenses to average
  daily net assets (g)........      1.41%         1.43%(f)        1.31%    1.40%    1.36%
Ratio of net investment income
  (loss) to average daily net
  assets (g)..................     (.15)%        (.01)%(f)         .27%     .61%    1.20%
Portfolio turnover rate
  (excluding short-term
  securities).................      46.8%         43.5%           47.0%    20.6%    16.9%

----------
(a)   Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f)   Adjusted to an annual basis.
(g) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961, $51,147, $48,807, $32,341 and $22,098 in expenses for the year ended
      September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.57%, 1.61%, 1.49%, 1.55% and 1.54%, respectively, and the ratio of net investment income to average daily net assets would have been (.31)%, (.19)%, .09%, .46% and 1.02%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25% and the ratio of net investment loss to average daily net assets would have been (1.05)% for the year ended September 30, 1995. If Class C Shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25% and the ratio of net investment loss to average daily net assets would have been (1.13)% for the period from March 1, 1995 to September 30, 1995.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                          CLASS B                  CLASS C
                                ----------------------------   ---------------
                                                 PERIOD FROM     PERIOD FROM
                                                 AUGUST 19,       MARCH 1,
                                YEAR ENDED       1994(A) TO      1995(A) TO
                                 SEPTEMBER        SEPTEMBER     SEPTEMBER 30,
                                 30, 1995         30, 1994          1995
                                -----------      -----------   ---------------
Net asset value, beginning of
  period......................    $ 17.33          $ 17.11           $ 17.52
                                -----------      -----------   ---------------
Income from investment
  operations:
  Net investment income
   (loss).....................      (0.10)            (.01)             (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............       4.05              .23              3.29
                                -----------      -----------   ---------------
    Total from investment
     operations...............       3.95              .22              3.23
                                -----------      -----------   ---------------
Less distributions:
  Dividends from net
   investment income..........         --               --                --
  Distributions from capital
   gains......................       (.54)              --                --
                                -----------      -----------   ---------------
    Total distributions.......       (.54)              --                --
                                -----------      -----------   ---------------
Net asset value, end of
  period......................    $ 20.74          $ 17.33           $ 20.75
                                -----------      -----------   ---------------
                                -----------      -----------   ---------------
Total return (b)..............      23.7%             1.3%(d)          18.4%(e)
Net assets, end of period (in
  thousands)..................     $2,592              $97              $103
Ratio of expenses to average
  daily net assets (g)........      2.24%             .30%(h)          2.24%(f)
Ratio of net investment income
  (loss) to average daily net
  assets (g)..................    (1.05)%           (.13)%(h)        (1.13)%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................      46.8%            43.5%             46.8%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A AND CLASS B

Capital gains distribution--taxable as long-term capital gains

PAYABLE DATE                               PER SHARE
----------------------------------------  -----------
December 19, 1995.......................  $   0.5411
                                          -----------
                                          -----------

CLASS C

No distributions paid.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

    THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
      TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

               READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     ADVANTUS-TM-
                                   FAMILY OF FUNDS


                               MIMLIC SALES CORPORATION
                               400 ROBERT STREET NORTH
                               ST. PAUL, MN 55101-2098
                               1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48637 11/95